Exhibit 99.1
Contact:
Express-1 Expedited Solutions, Inc.
Mike Welch
269-429-9761
Mike.Welch@xpocorporate.com
XPO REVENUES INCREASE BY 70% IN THIRD QUARTER
SAINT JOSEPH, Mich. — November 15, 2010 — Express-1 Expedited Solutions, Inc. (XPO) today reported its earnings for the third quarter ended September 30, 2010.
For the quarter, revenue from continuing operations increased by 70% to $44.4 million compared to $26.2 million in the third quarter of 2009. Additionally, year over year revenues also increased by 70% to $116.4 million compared to $68.5 million in the initial nine months of 2009.
For the quarter, net income improved by $919,000 to $1.7 million, or $.05 per fully diluted share compared to income of $811,000 in the third quarter of 2009. Year to date net income improved by $3.0 million to $4.1 million or $.12 per fully diluted share compared to net income of $1.1 million in the comparable period in 2009.
“2010 continues to be a breakout year for Express-1 Expedited Solutions and I couldn’t be happier about our strong financial results in what we consider very unsure economic times. We continue to believe that we are well positioned as we look to the immediate future. Again, I would like to thank our employees for their leadership and hard work as we continue to proactively meet and respond to the challenges in our industry.” commented Mike Welch, the Company’s CEO.
“Express-1’s numbers continue to speak for themselves in 2010. Mike and his team have much to be excited about as we continue to emerge from the recession” stated James Martell, Chairman of XPO.
Investor Conference Call
Management will conduct a conference call on Monday, November 15, 2010 at 10:00 a.m. EDT to discuss the Company’s third quarter financial results. Those wishing to take part in the live teleconference call can dial 877-407-0782 with international participants dialing 201-689-8567. A playback will be available until midnight on November 19, 2010. To listen to the playback, please call 877-660-6853. Use account number 286 and conference ID number 360349. Those interested in accessing a live or archived Webcast of the call should visit http://www.investorcalendar.com under Express-1 Expedited Solutions, Inc.
About Express-1 Expedited Solutions, Inc.
Express-1 Expedited Solutions, Inc. is a non-asset based services organization focused on premium transportation through its business units, Express-1, Inc. (Buchanan, Michigan), Concert Group Logistics, Inc. (CGL) (Downers Grove, Illinois), and Bounce Logistics, Inc. (South Bend, Indiana). These business units are focused on premium services that include same-day, time-sensitive transportation and domestic and international freight forwarding. Serving more than 4,000 customers, the Company’s premium transportation offerings are provided through one of six operations centers; Buchanan, Michigan; South Bend, Indiana; Downers Grove, Illinois; Rochester Hills, Michigan; Tampa, Florida, and Miami Florida. Express-1 Expedited Solutions, Inc. is publicly traded on the NYSE AMEX Equities Exchange under the symbol XPO. For more information about the Company, visit www.xpocorporate.com

Forward-Looking Statements
This press release contains forward-looking statements that may be subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs, as well as assumptions made by and information currently available to management. These forward-looking statements, which may include statements regarding our future financial performance or results of operations, including expected revenue growth, cash flow growth, future expenses, future operating margins and other future or expected performance are subject to risks. These risks include: the acquisition of businesses or the launch of new lines of business could increase operating expenses and dilute operating margins; increased competition could lead to negative pressure on our pricing and the need for increased marketing; the inability to maintain, establish or renew relationships with customers, whether due to competition or other factors; the inability to comply with regulatory requirements governing our business operations; and to the general risks associated with our businesses.
In addition to the risks and uncertainties discussed above, you can find additional information concerning risks and uncertainties that would cause actual results to differ materially from those projected or suggested in the forward-looking statements in the reports that we have filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release represent our judgment as of the date of this release and you should not unduly rely on such statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this press release. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in the filing may not occur, and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Express-1 Expedited Solutions, Inc.
Consolidated Balance Sheets

	(Unaudited)
	September 30, 2010	December 31, 2009
ASSETS
Current assets:
Cash	$951,000	$495,000
Accounts receivable, net of allowances of $302,000 and $225,000, respectively	26,282,000	17,569,000
Prepaid expenses	430,000	158,000
Deferred tax asset, current	169,000	353,000
Other current assets	554,000	459,000

Total current assets	28,386,000	19,034,000

Property and equipment, net of $3,116,000 and $2,651,000 in accumulated depreciation, respectively	2,806,000	2,797,000
Goodwill	16,959,000	16,959,000
Identifiable intangible assets, net of $2,669,000 and $2,198,000 in accumulated amortization, respectively	8,704,000	9,175,000
Loans and advances	162,000	30,000
Other long-term assets	735,000	1,044,000

Total long-term assets	29,366,000	30,005,000

Total assets	$57,752,000	$49,039,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$8,780,000	$6,769,000
Accrued salaries and wages	1,218,000	310,000
Accrued expenses, other	3,469,000	2,272,000
Line of credit	—	6,530,000
Current maturities of notes payable and capital leases	1,671,000	1,215,000
Other current liabilities	495,000	968,000

Total current liabilities	15,633,000	18,064,000

Line of credit	4,073,000	—
Notes payable and capital leases, net of current maturities	2,513,000	213,000
Deferred tax liability, long-term	1,630,000	1,156,000
Other long-term liabilities	841,000	1,202,000

Total long-term liabilities	9,057,000	2,571,000

Stockholders’ equity:
Preferred stock, $.001 par value; 10,000,000 shares; no shares issued or outstanding	—	—
Common stock, $.001 par value; 100,000,000 shares authorized; 32,562,522 and 32,215,218 shares issued, respectively; and 32,382,522 and 32,035,218 shares outstanding, respectively	33,000	32,000
Additional paid-in capital	27,077,000	26,488,000
Treasury stock, at cost, 180,000 shares held	(107,000)	(107,000)
Accumulated earnings	6,059,000	1,991,000

Total stockholders’ equity	33,062,000	28,404,000

Total liabilities and stockholders’ equity	$57,752,000	$49,039,000

Express-1 Expedited Solutions, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2010	September 30, 2009	September 30, 2010	September 30, 2009

Revenues
Operating revenue	$44,448,000	$26,211,000	$116,430,000	$68,526,000
Expenses
Direct expense	36,309,000	21,482,000	95,453,000	56,944,000

Gross margin	8,139,000	4,729,000	20,977,000	11,582,000
Sales general and administrative expense	5,219,000	3,284,000	13,892,000	9,533,000

Operating income from continuing operations	2,920,000	1,445,000	7,085,000	2,049,000

Other expense	48,000	19,000	102,000	28,000
Interest expense	32,000	26,000	140,000	74,000

Income from continuing operations before income tax	2,840,000	1,400,000	6,843,000	1,947,000
Income tax provision	1,110,000	599,000	2,775,000	858,000

Income from continuing operations	1,730,000	801,000	4,068,000	1,089,000
Income from discontinued operations, net of tax	—	10,000	—	15,000

Net income	$1,730,000	$811,000	$4,068,000	$1,104,000

Basic income per share
Income from continuing operations	$0.05	$0.03	$0.13	$0.03
Income from discontinued operations	—	—	—	—
Net income	0.05	0.03	0.13	0.03

Diluted income per share
Income from continuing operations	0.05	0.03	0.12	0.03
Income from discontinued operations	—	—	—	—
Net income	$0.05	$0.03	$0.12	$0.03
Weighted average common shares outstanding
Basic weighted average common shares outstanding	32,381,502	32,035,218	32,154,890	32,035,218
Diluted weighted average common shares outstanding	33,008,742	32,138,885	32,741,822	32,142,150

Express-1 Expedited Solutions, Inc.
Summary Financial Table
For the Three Months Ended September 30,
(Unaudited)

					Percent of
	Quarter to Date		Quarter to Quarter Change		Business Unit Revenue
	2010	2009	In Dollars	In Percentage	2010	2009
Revenues
Express-1	$21,407,000	$14,704,000	$6,703,000	45.6%	48.2%	56.1%
Concert Group Logistics	18,586,000	8,945,000	9,641,000	107.8%	41.8%	34.1%
Bounce Logistics	5,696,000	3,077,000	2,619,000	85.1%	12.8%	11.7%
Intercompany eliminations	(1,241,000)	(515,000)	(726,000)	-141.0%	-2.8%	-1.9%

Total revenues	44,448,000	26,211,000	18,237,000	69.6%	100.0%	100.0%

Direct expenses
Express-1	16,096,000	11,430,000	4,666,000	40.8%	75.2%	77.7%
Concert Group Logistics	16,699,000	8,026,000	8,673,000	108.1%	89.8%	89.7%
Bounce Logistics	4,755,000	2,541,000	2,214,000	87.1%	83.5%	82.6%
Intercompany eliminations	(1,241,000)	(515,000)	(726,000)	-141.0%	100.0%	100.0%

Total direct expenses	36,309,000	21,482,000	14,827,000	69.0%	81.7%	82.0%

Gross margin
Express-1	5,311,000	3,274,000	2,037,000	62.2%	24.8%	22.3%
Concert Group Logistics	1,887,000	919,000	968,000	105.3%	10.2%	10.3%
Bounce Logistics	941,000	536,000	405,000	75.6%	16.5%	17.4%

Total gross margin	8,139,000	4,729,000	3,410,000	72.1%	18.3%	18.0%

Selling, general & administrative
Express-1	2,779,000	1,867,000	912,000	48.8%	13.0%	12.7%
Concert Group Logistics	1,335,000	632,000	703,000	111.2%	7.2%	7.1%
Bounce Logistics	661,000	355,000	306,000	86.2%	11.6%	11.5%
Corporate	444,000	430,000	14,000	3.3%	1.0%	1.6%

Total selling, general & administrative	5,219,000	3,284,000	1,935,000	58.9%	11.7%	12.5%

Operating income from continuing operations
Express-1	2,532,000	1,407,000	1,125,000	80.0%	11.8%	9.6%
Concert Group Logistics	552,000	287,000	265,000	92.3%	3.0%	3.2%
Bounce Logistics	280,000	181,000	99,000	54.7%	4.9%	5.9%
Corporate	(444,000)	(430,000)	(14,000)	-3.3%	-1.0%	-1.6%

Operating income from continuing operations	2,920,000	1,445,000	1,475,000	102.1%	6.6%	5.5%

Interest expense	32,000	26,000	6,000	23.1%	0.1%	0.1%
Other expense	48,000	19,000	29,000	152.6%	0.1%	0.1%

Income from continuing operations before tax	2,840,000	1,400,000	1,440,000	102.9%	6.4%	5.3%

Tax provision	1,110,000	599,000	511,000	85.3%	2.5%	2.3%

Income from continuing operations	1,730,000	801,000	929,000	116.0%	3.9%	3.1%

Loss from discontinued operations, net of tax	—	10,000	(10,000)	-100.0%	0.0%	0.0%

Net income	$1,730,000	$811,000	$919,000	113.3%	3.9%	3.1%

Express-1 Expedited Solutions, Inc.
Summary Financial Table
For the Nine Months Ended September 30,
(Unaudited)

					Percent of
	Year to Date		Year to year Change		Business Unit Revenue
	2010	2009	In Dollars	In Percentage	2010	2009
Revenues
Express-1	$58,176,000	$33,682,000	$24,494,000	72.7%	50.0%	49.2%
Concert Group Logistics	47,598,000	28,739,000	18,859,000	65.6%	40.9%	41.9%
Bounce Logistics	13,494,000	7,089,000	6,405,000	90.4%	11.6%	10.3%
Intercompany eliminations	(2,838,000)	(984,000)	(1,854,000)	-188.4%	-2.5%	-1.4%

Total revenues	116,430,000	68,526,000	47,904,000	69.9%	100.0%	100.0%

Direct expenses
Express-1	44,358,000	26,099,000	18,259,000	70.0%	76.2%	77.5%
Concert Group Logistics	42,653,000	25,952,000	16,701,000	64.4%	89.6%	90.3%
Bounce Logistics	11,280,000	5,877,000	5,403,000	91.9%	83.6%	82.9%
Intercompany eliminations	(2,838,000)	(984,000)	(1,854,000)	-188.4%	100.0%	100.0%

Total direct expenses	95,453,000	56,944,000	38,509,000	67.6%	82.0%	83.1%

Gross margin
Express-1	13,818,000	7,583,000	6,235,000	82.2%	23.8%	22.5%
Concert Group Logistics	4,945,000	2,787,000	2,158,000	77.4%	10.4%	9.7%
Bounce Logistics	2,214,000	1,212,000	1,002,000	82.7%	16.4%	17.1%

Total gross margin	20,977,000	11,582,000	9,395,000	81.1%	18.0%	16.9%

Selling, general & administrative
Express-1	7,155,000	5,319,000	1,836,000	34.5%	12.3%	15.8%
Concert Group Logistics	3,582,000	1,949,000	1,633,000	83.8%	7.5%	6.8%
Bounce Logistics	1,696,000	904,000	792,000	87.6%	12.6%	12.8%
Corporate	1,459,000	1,361,000	98,000	7.2%	1.3%	2.0%

Total selling, general & administrative	13,892,000	9,533,000	4,359,000	45.7%	11.9%	13.9%

Operating income from continuing operations
Express-1	6,663,000	2,264,000	4,399,000	194.3%	11.5%	6.7%
Concert Group Logistics	1,363,000	838,000	525,000	62.6%	2.9%	2.9%
Bounce Logistics	518,000	308,000	210,000	68.2%	3.8%	4.3%
Corporate	(1,459,000)	(1,361,000)	(98,000)	-7.2%	-1.3%	-2.0%

Operating income from continuing operations	7,085,000	2,049,000	5,036,000	245.8%	6.1%	3.0%

Interest expense	140,000	74,000	66,000	89.2%	0.1%	0.1%
Other expense	102,000	28,000	74,000	264.3%	0.1%	0.0%

Income from continuing operations before tax	6,843,000	1,947,000	4,896,000	251.5%	5.9%	2.8%

Tax provision	2,775,000	858,000	1,917,000	223.4%	2.4%	1.3%

Income from continuing operations	4,068,000	1,089,000	2,979,000	273.6%	3.5%	1.6%

Income from discontinued operations, net of tax	—	15,000	(15,000)	-100.0%	0.0%	0.0%

Net income	$4,068,000	$1,104,000	$2,964,000	268.5%	3.5%	1.6%